Exhibit 99.2
Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts, unaudited)	Dec 31,	Sept 30,	Dec 31,
	2006	2006	2005
ASSETS:
Cash and cash equivalents	$179,715	$144,975	$132,169
Loans receivable, net	7,015,401	6,240,512	4,885,916
Loans held for sale	91,469	119,406	7,894
Investments and mortgage-backed securities (“MBS”) available for sale	1,820,583	1,864,923	2,076,615
Investments held to maturity	93,063	83,681	51,924
Office properties and equipment, net	93,796	79,150	82,432
Real estate owned, net	4,052	4,369	779
Goodwill, net	247,244	144,861	112,707
Other intangible assets, net	28,570	16,634	17,625
Bank owned life insurance (“BOLI”)	139,206	112,383	107,649
Prepaid expenses and other assets, net	115,553	101,823	83,218

Total assets	$9,828,652	$8,912,717	$7,558,928

LIABILITIES:
Deposits	$6,746,028	$5,953,767	$4,806,301
Advances from Federal Home Loan Bank of Seattle	1,308,617	1,373,513	1,443,462
Repurchase agreements and fed funds	616,354	623,612	611,676
Other borrowings	240,226	237,222	110,688
Accrued expenses and other liabilities	134,011	115,882	80,116

Total liabilities	9,045,236	8,303,996	7,052,243

SHAREHOLDERS’ EQUITY:
Common stock	42,043	37,024	34,856
Additional paid-in capital	590,218	441,547	385,353
Accumulated comprehensive loss:
Unrealized loss on investments and MBS (1)	(33,350)	(35,249)	(34,219)
Retained earnings	184,505	165,399	120,695

Total shareholders’ equity	783,416	608,721	506,685

Total liabilities and shareholders’ equity	$9,828,652	$8,912,717	$7,558,928

Book value per share	$18.63	$16.44	$14.54
Tangible book value per share (2)	$12.07	$12.08	$10.80
Shares outstanding at end of period	42,042,740	37,024,265	34,855,549
Shareholders’ equity to total assets	7.97%	6.83%	6.70%
Tangible shareholders’ equity to tangible assets (3)	5.31%	5.11%	5.07%

(1)	Net of deferred income taxes.

(2)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(3)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts, unaudited)	Three Months Ended			Twelve Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2006	2006	2005	2006	2005
INTEREST INCOME:
Loans	$137,537	$125,554	$82,269	$458,558	$296,306
Mortgage-backed securities	20,954	21,626	22,985	88,398	88,682
Investments and cash	1,257	1,028	661	3,899	2,823

Total interest income	159,748	148,208	105,915	550,855	387,811

INTEREST EXPENSE:
Deposits	57,901	51,653	28,735	185,273	91,990
Borrowings	27,973	26,522	20,365	101,670	79,286

Total interest expense	85,874	78,175	49,100	286,943	171,276

Net interest income	73,874	70,033	56,815	263,912	216,535
Provision for losses on loans	(4,705)	(4,698)	(4,650)	(18,703)	(15,200)

Net interest income after provision	69,169	65,335	52,165	245,209	201,335

NONINTEREST INCOME:
Fees and service charges	11,775	11,526	9,834	42,995	34,702
Mortgage banking operations	9,648	5,572	3,452	20,216	17,899
Loan servicing fees	588	473	104	1,812	434
Net loss on sales of securities	0	0	0	0	(57)
Real estate owned operations	(71)	(138)	289	176	477
BOLI	1,409	1,225	2,583	5,020	5,914
Charge related to early repayment of debt	0	(204)	0	(204)	645
Other non-interest income (expense)	(507)	(3)	(43)	(675)	(445)

Total noninterest income	22,842	18,451	16,219	69,340	59,569

NONINTEREST EXPENSES:
Employee compensation and benefits	34,908	31,479	25,742	117,186	93,367
Occupancy and equipment	9,723	8,755	7,170	32,769	26,411
Amortization of core deposit intangibles	708	586	555	2,405	2,222
Merger and acquisition costs	263	191	0	454	0
Other	14,240	14,291	12,966	53,559	48,281

Total noninterest expenses	59,842	55,302	46,433	206,373	170,281

Income before income taxes	32,169	28,484	21,951	108,176	90,623
Income tax provision	(9,909)	(9,145)	(6,521)	(34,230)	(29,404)

Net Income	$22,260	$19,339	$15,430	$73,946	$61,219

Earnings per share — basic	$0.57	$0.52	$0.44	$2.03	$1.77
Earnings per share — diluted	$0.57	$0.52	$0.44	$2.01	$1.75

Core earnings (1)	$22,426	$19,587	$15,430	$74,360	$60,849
Core earnings per share — basic (1)	$0.58	$0.53	$0.44	$2.04	$1.76
Core earnings per share — diluted (1)	$0.57	$0.53	$0.44	$2.02	$1.74

Weighted average shares outstanding — basic	38,729,376	36,891,986	34,789,284	36,423,095	34,633,952
Weighted average shares outstanding — diluted	39,159,001	37,273,560	35,121,020	36,841,866	35,035,029

(1)	See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

(in thousands, unaudited)	Three Months Ended			Twelve Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2006	2006	2005	2006	2005
LOAN ORIGINATIONS:
Residential real estate	$352,962	$328,436	$82,572	$830,619	$461,414
Multifamily real estate	0	2,750	44,304	4,215	57,571
Commercial real estate	24,760	35,738	97,576	131,001	218,396
Construction	720,057	588,466	588,583	2,334,638	1,801,543
Consumer — direct	65,456	79,063	83,080	327,027	353,840
Consumer — indirect	62,158	56,660	22,483	189,505	90,096
Commercial banking	229,954	312,240	276,797	1,154,304	898,768

Total loan origination volume	$1,455,347	$1,403,353	$1,195,395	$4,971,309	$3,881,628

PERFORMANCE RATIOS:
Return on average assets	0.96%	0.89%	0.85%	0.88%	0.87%
Return on average assets, core (1)	0.97%	0.90%	0.85%	0.89%	0.86%
Return on average shareholders’ equity	13.2%	13.4%	12.1%	13.0%	12.4%
Return on average shareholders’ equity, core (1)	13.3%	13.5%	12.1%	13.0%	12.3%
Return on average tangible equity (2)	18.6%	18.1%	16.3%	17.7%	16.9%
Operating efficiency	61.9%	62.5%	63.6%	61.9%	61.7%
Operating efficiency, core (1)	61.6%	62.1%	63.6%	61.7%	61.9%
Non interest expense to average assets (annualized)	2.58%	2.54%	2.55%	2.46%	2.42%
Average assets	$9,197,563	$8,642,452	$7,231,051	$8,398,563	$7,047,055
Average shareholders’ equity	$671,011	$573,785	$507,016	$569,972	$493,215
Average tangible equity (2)	$474,619	$423,939	$376,640	$418,484	$362,004

REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	8.7%	8.5%	7.4%	8.7%	7.4%
Tier 1 (to risk-weighted assets)	10.0%	9.9%	9.5%	10.0%	9.5%
Total (to risk-weighted assets)	11.1%	10.9%	10.5%	11.1%	10.5%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	8.6%	8.1%	7.2%	8.6%	7.2%
Tier 1 (to risk-weighted assets)	9.7%	9.7%	9.2%	9.7%	9.2%
Total (to risk-weighted assets)	10.8%	10.7%	10.2%	10.8%	10.2%

OTHER:
Sales of financial products	$38,038	$38,213	$19,309	$157,458	$97,739
FTE employees at end of period (whole numbers)	2,405	2,100	1,789	2,405	1,789

(1)	See Exhibit A.

(2)	Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

(in thousands, unaudited)	Dec 31,	Sept 30,	Dec 31,
	2006	2006	2005
LOANS BY COLLATERAL TYPE:
Residential real estate	$654,661	$488,130	$488,633
Multifamily real estate	263,053	284,989	332,211
Commercial real estate	795,386	832,839	792,219
Construction	2,290,882	1,985,414	1,021,502
Consumer — direct	749,626	696,775	618,528
Consumer — indirect	288,704	229,740	166,143
Commercial banking	2,069,086	1,807,669	1,531,079
Deferred loan fees, net	(12,308)	(13,581)	(8,916)
Allowance for losses on loans	(83,689)	(71,463)	(55,483)

Net loans receivable	$7,015,401	$6,240,512	$4,885,916

ALLOWANCE FOR LOSSES ON LOANS:
Balance at beginning of quarter	$71,463	$62,805	$53,671
Acquired allowance	8,603	4,552	0
Provision for losses on loans	4,705	4,698	4,650
Amounts written off net of recoveries and other	(1,082)	(592)	(2,838)

Balance at end of quarter	$83,689	$71,463	$55,483

Net charge-offs to average net loans (annualized)	0.06%	0.04%	0.24%
Net charge-offs to average net loans (ytd)	0.06%	0.05%	0.20%
Loan loss allowance to total loans	1.18%	1.13%	1.12%
Loan loss allowance to nonperforming loans
(excluding loans classified as loss)	1437.0%	507.9%	975.9%
Nonperforming loans to net loans	0.10%	0.24%	0.16%

NONPERFORMING ASSETS:
Past 90 days due	$0	$10,945	$0
Nonaccrual loans	7,107	3,044	6,542
Restructured loans	0	793	1,081

Total nonperforming loans	7,107	14,782	7,623
REO	4,052	4,369	779

Total nonperforming assets (NPA)	$11,159	$19,151	$8,402

NPA to total assets	0.11%	0.21%	0.11%
Loan delinquency ratio (60 days and over)	0.10%	0.25%	0.18%
Classified assets	$48,356	$45,979	$59,611
Classified assets/total assets	0.49%	0.52%	0.79%

DEPOSITS DETAIL:
Interest-bearing transaction accounts	$483,551	$407,383	$432,936
Noninterest-bearing transaction accounts	834,140	724,454	673,934
Savings accounts	1,830,313	1,612,207	1,312,033
Time deposits	3,598,024	3,209,723	2,387,398

Total deposits	$6,746,028	$5,953,767	$4,806,301

Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	48,730	41,812	46,362
Noninterest-bearing transaction accounts	136,628	118,309	107,245

Total transaction accounts	185,358	160,121	153,607

Sterling Financial Corporation
AVERAGE BALANCE, YIELDS AND RATES PAID

(in thousands, unaudited)	Three Months Ended
	December 31, 2006			September 30, 2006			December 31, 2005
	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate
ASSETS:
Loans:
Mortgage	$3,908,164	$80,275	8.15%	$3,555,542	$73,659	8.22%	$2,410,115	$42,400	6.98%
Commercial and consumer	2,861,582	57,262	7.94%	2,665,550	51,895	7.72%	2,228,997	39,869	7.10%

Total loans	6,769,746	137,537	8.06%	6,221,092	125,554	8.01%	4,639,112	82,269	7.04%
MBS	1,760,764	20,954	4.72%	1,825,084	21,626	4.70%	1,981,771	22,985	4.60%
Investments and cash	223,678	1,257	2.23%	340,954	1,028	1.20%	170,913	661	1.53%

Total interest-earning assets	8,754,188	159,748	7.24%	8,387,130	148,208	7.01%	6,791,796	105,915	6.19%

Noninterest-earning assets	443,375			255,322			439,255
Total average assets	$9,197,563			$8,642,452			$7,231,051

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,191,983	509	0.17%	$1,108,313	438	0.16%	$1,119,421	371	0.13%
Savings	1,692,307	14,905	3.49%	1,557,175	13,085	3.33%	1,251,887	7,358	2.33%
Time deposits	3,410,706	42,487	4.94%	3,215,319	38,130	4.70%	2,210,650	21,006	3.77%

Total deposits	6,294,996	57,901	3.65%	5,880,807	51,653	3.48%	4,581,958	28,735	2.49%
Borrowings	2,159,318	27,973	5.14%	2,111,071	26,522	4.98%	2,056,837	20,365	3.93%

Total interest-bearing liabilities	8,454,314	85,874	4.03%	7,991,878	78,175	3.88%	6,638,795	49,100	2.93%

Noninterest-bearing liabilities	72,238			76,789			85,240

Total average liabilities	8,526,552			8,068,667			6,724,035
Total average shareholders’ equity	671,011			573,785			507,016

Total average liabilities and equity	$9,197,563			$8,642,452			$7,231,051

Net interest income and spread		$73,874	3.21%		$70,033	3.13%		$56,815	3.26%

Net interest margin			3.35%			3.31%			3.32%

Sterling Financial Corporation
AVERAGE BALANCE, YIELDS AND RATES PAID

(in thousands, unaudited)	Twelve Months Ended
	December 31, 2006			December 31, 2005
	Average Balance	Amount	Average Rate	Average Balance	Amount	Average Rate
ASSETS:
Loans:
Mortgage	$3,291,944	$257,811	7.83%	$2,368,974	$160,656	6.78%
Commercial and consumer	2,599,651	200,747	7.72%	2,113,038	135,650	6.42%

Total loans	5,891,595	458,558	7.78%	4,482,012	296,306	6.61%
MBS	1,862,144	88,398	4.75%	1,948,435	88,682	4.55%
Investments and cash	233,611	3,899	1.67%	168,853	2,823	1.67%

Total interest-earning assets	7,987,350	550,855	6.90%	6,599,300	387,811	5.88%

Noninterest-earning assets	411,213			447,755
Total average assets	$8,398,563			$7,047,055

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,106,321	1,692	0.15%	$1,067,522	1,340	0.13%
Savings	1,512,198	47,844	3.16%	1,158,270	22,272	1.92%
Time deposits	2,962,017	135,737	4.58%	2,041,122	68,378	3.35%

Total deposits	5,580,536	185,273	3.32%	4,266,914	91,990	2.16%
Borrowings	2,125,620	101,670	4.78%	2,192,934	79,286	3.62%

Total interest-bearing liabilities	7,706,156	286,943	3.72%	6,459,848	171,276	2.65%

Noninterest-bearing liabilities	122,435			93,992

Total average liabilities	7,828,591			6,553,840
Total average shareholders’ equity	569,972			493,215

Total average liabilities and equity	$8,398,563			$7,047,055

Net interest income and spread		$263,912	3.17%		$216,535	3.23%

Net interest margin			3.30%			3.28%

Sterling Financial Corporation
EXHIBIT A- RECONCILIATION SCHEDULE

(in thousands, unaudited)	Three Months Ended		Twelve Months Ended
	Dec 31,	Sept 30,	Dec 31,	Dec 31,	Dec 31,
	2006	2006	2005	2006	2005
CORE EARNINGS: (1)
Net income as reported	$22,260	$19,339	$15,430	$73,946	$61,219
Subtract: net (gain) loss on securities, net of tax	0	0	0	0	36
Add back: merger and acquisition costs, net of tax	166	120	0	286	0
Add back: charge on early debt repayment, net of tax	0	128	0	128	(406)

Core earnings	$22,426	$19,587	$15,430	$74,360	$60,849

CORE EARNINGS PER SHARE — BASIC: (1)
Earnings per share — basic, as reported	$0.57	$0.52	$0.44	$2.03	$1.77
Subtract: net (gain) loss on securities, net of tax	0.00	0.00	0.00	0.00	0.00
Add back: merger and acquisition costs, net of tax	0.01	0.00	0.00	0.01	0.00
Add back: charge on early debt repayment, net of tax	0.00	0.01	0.00	0.00	(0.01)

Core earnings per share — basic	$0.58	$0.53	$0.44	$2.04	$1.76

CORE EARNINGS PER SHARE — DILUTED: (1)
Earnings per share — basic, as reported	$0.57	$0.52	$0.44	$2.01	$1.75
Subtract: net (gain) loss on securities, net of tax	0.00	0.00	0.00	0.00	0.00
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.00	0.01	0.00
Add back: charge on early debt repayment, net of tax	0.00	0.01	0.00	0.00	(0.01)

Core earnings per share — diluted	$0.57	$0.53	$0.44	$2.02	$1.74

RETURN ON AVERAGE ASSETS, CORE: (1)
Return on average assets, as reported	0.96%	0.89%	0.85%	0.88%	0.87%
Subtract: net (gain) loss on securities, net of tax	0.00%	0.00%	0.00%	0.00%	0.00%
Add back: merger and acquisition costs, net of tax	0.01%	0.00%	0.00%	0.01%	0.00%
Add back: charge on early debt repayment, net of tax	0.00%	0.01%	0.00%	0.00%	(0.01%)
Return on average shareholders’ equity, core	0.97%	0.90%	0.85%	0.89%	0.86%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE:
(1) Return on average shareholders’ equity, as reported	13.2%	13.4%	12.1%	13.0%	12.4%
Subtract: net (gain) loss on securities, net of tax	0.0%	0.0%	0.0%	0.0%	0.0%
Add back: merger and acquisition costs, net of tax	0.1%	0.0%	0.0%	0.0%	0.0%
Add back: charge on early debt repayment, net of tax	0.0%	0.1%	0.0%	0.0%	(0.1%)
Return on average shareholders’ equity, core	13.3%	13.5%	12.1%	13.0%	12.3%

OPERATING EFFICIENCY RATIO, CORE: (1)
Operating efficiency ratio, as reported	61.9%	62.5%	63.6%	61.9%	61.7%
Add back: net (gain) loss on securities	0.0%	0.0%	0.0%	0.0%	0.0%
Subtract: merger and acquisition costs	(0.3%)	(0.2%)	0.0%	(0.1%)	0.0%
Subtract: charge on early debt repayment	0.0%	(0.2%)	0.0%	(0.1%)	0.2%
Operating efficiency ratio, core	61.6%	62.1%	63.6%	61.7%	61.9%

(1)	Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes. Core earnings is a non-GAAP financial measure. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.